Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Quarterly Report on Form 10-Q of Applica Incorporated for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Harry D. Schulman, Interim Chairman of the Board, President and Chief Executive Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.

Dated: November 8, 2004	By:	/s/ Harry D. Schulman
Harry D. Schulman
President and Chief Executive Officer